Exhibit 10.9

Fir Tree Value Master Fund, LP
Fir Tree Capital Opportunity Master Fund, LP
Fir Tree Mortgage Opportunity Master Fund, LP
Fir Tree REOF II Master Fund, LLC
c/o Fir Tree, Inc.
505 Fifth Avenue, 23rd Floor
New York, NY 10017

June 30, 2010

Hampton Roads Bankshares, Inc.
999 Waterside Drive, Suite 200
Norfolk, VA 23510

Attention: Douglas J. Glenn, Esq.

Dear Doug:

We refer to the Securities Purchase Agreement dated as of May 24, 2010 among Hampton Roads Bankshares, Inc. (the “Company”) and the investors party thereto, as amended and restated by the Amended and Restated Securities Purchase Agreement of even date herewith (as amended and restated, the “Amended and Restated Securities Purchase Agreement”).   Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended and Restated Securities Purchase Agreement.

As an inducement to us to (a) enter into the Amended and Restated Securities Purchase Agreement, (b) consent to the Company’s execution of the Investment Agreement between the Company CapGen Capital Group VI LP (the “CapGen Investment Agreement”) and CapGen Investor Letter, in each case, of even date herewith, and (c) waive our rights under Section 3.12 of the Amended and Restated Securities Purchase Agreement in respect of the amendment and restatement of the Original Stock Purchase Agreement with respect to CapGen embodied by the CapGen Investment Agreement, the Company hereby agrees to pay to Fir Tree Value Master Fund, LP, Fir Tree Capital Opportunity Master Fund, LP, Fir Tree Mortgage Opportunity Master Fund, LP and Fir Tree REOF II Master Fund, LLC (the “Fir Tree Investors”), pro rata in accordance with their respective subscription for Shares, a cash payment in the amount of $500,000 in immediately available funds (the “Consent Payment”).  The Consent Payment shall be made by the Company to the Fir Tree Investors upon the First Closing to the bank account designated by the Fir Tree Investors not less than two Business Days prior to the First Closing.

Douglas J. Glenn, Esq.
June 30, 2010
Page two

If you are in agreement with the foregoing, kindly countersign this letter where indicated below.

Very truly yours,

Fir Tree Value Master Fund, LP
Fir Tree Capital Opportunity Master Fund, LP
Fir Tree Mortgage Opportunity Master Fund, LP
Fir Tree REOF II Master Fund, LLC

By: __________________________
      Name:
      Title: Authorized Person

ACKNOWLEDGED AND AGREED:

HAMPTON ROADS BANKSHARES, INC.

By: _________________________________
      Name:
      Title: